UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2016

Central Index Key Number of the issuing entity: 0001681906 Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001548567 CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-04	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:     (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 29, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C30 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Coconut Point” on Schedule I to the Pooling and Servicing Agreement (the “Coconut Point Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Coconut Point Whole Loan”) that includes the Coconut Point Mortgage Loan and two pari passu promissory notes, which are not assets of the Issuing Entity (the “Coconut Point Non-Serviced Pari Passu Companion Loans”). The Pooling and Servicing Agreement provides that the Coconut Point Whole Loan is to be serviced and administered (i) until the securitization of the Coconut Point Non-Serviced Pari Passu Companion Loan designated as note A-1 (the “Coconut Point Controlling Companion Loan”), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Coconut Point Controlling Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Coconut Point Controlling Companion Loan was securitized on November 22, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7. Consequently, the Coconut Point Whole Loan, including the Coconut Point Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of November 1, 2016 (the “CSAIL 2016-C7 PSA”), between Credit Suisse Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The CSAIL 2016-C7 PSA is attached hereto as Exhibit 4.7.

The servicing terms of the CSAIL 2016-C7 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections),

insofar as those terms apply to the Coconut Point Whole Loan, are similar to the servicing terms of the Pooling and Servicing Agreement applicable to Serviced Whole Loans; however, the servicing arrangements under such agreements differ in certain respects. For example:

•	The master servicer under the CSAIL 2016-C7 PSA will earn a primary servicing fee with respect to the Coconut Point Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Special servicing fees, workout fees and liquidation fees payable to the special servicer under the CSAIL 2016-C7 PSA with respect to the Coconut Point Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to such special servicer. In addition, the special servicing fee rate under the CSAIL 2016-C7 PSA with respect to the Coconut Point Mortgage Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee of $5,000 for the related month.

•	From time to time, the master servicer under the CSAIL 2016-C7 PSA may be obligated to make servicing advances with respect to the Coconut Point Whole Loan. Property protection advances on such Non-Serviced Whole Loan are required to be reimbursed by the holders of the notes comprising such whole loan (or, if any such note is included in a securitization, general collections of the related mortgaged pool) on a pro rata basis (based on each such note’s outstanding principal balance).

•	Amounts payable with respect to the Coconut Point Mortgage Loan that are the equivalent of ancillary fees, penalty charges, assumption fees and/or modification fees and that are allocated as additional servicing compensation under the CSAIL 2016-C7 PSA will be allocated between the master servicer under the CSAIL 2016-C7 PSA and the special servicer under the CSAIL 2016-C7 PSA in proportions that are different from the proportions of similar fees allocated between the master servicer and the special servicer with respect to Mortgage Loans serviced under the Pooling and Servicing Agreement.

•	The special servicer under the CSAIL 2016-C7 PSA will be required to take actions with respect to the Coconut Point Mortgage Loan if such Mortgage Loan becomes a defaulted loan, which actions are similar but not identical to the actions of the special servicer described under “Pooling and Servicing Agreement—Sale of Defaulted Loans and REO Properties” in the prospectus relating to the MSBAM 2016-C30 Certificates dated September 27, 2016 (the “Prospectus”).

•	With respect to the Coconut Point Mortgage Loan, the servicing provisions of the CSAIL 2016-C7 PSA relating to performing inspections are similar but not identical to those of the Pooling and Servicing Agreement.

•	The requirement of the master servicer under the CSAIL 2016-C7 PSA to make compensating interest payments in respect of the Coconut Point Mortgage Loan is substantially similar to the requirement of the master servicer to make Compensating Interest Payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

•	The master servicer under the CSAIL 2016-C7 PSA and the special servicer under the CSAIL 2016-C7 PSA (a) have rights related to resignation that are similar to those of the master servicer and the special servicer under the Pooling and Servicing Agreement and (b) are subject to servicer termination events similar but not identical to those in the Pooling and Servicing Agreement.

•	The special servicer under the CSAIL 2016-C7 PSA may be removed at any time prior to the occurrence and continuance of a control termination event, without regard to the percentage of the controlling class of certificates owned by any particular party or the identity of the special servicer.

•	The servicing transfer events of the CSAIL 2016-C7 PSA that would cause the Coconut Point Mortgage Loan to become specially serviced are similar, but not identical, in all material respects to the corresponding provisions under the Pooling and Servicing Agreement.

•	The specific types of actions constituting major decisions under the CSAIL 2016-C7 PSA differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder under the CSAIL 2016-C7 PSA will be permitted to consent will correspondingly differ.

•	The specific types of actions constituting special servicer decisions under the CSAIL 2016-C7 PSA differ in certain respects from those actions that constitute Special Servicer Decisions under the Pooling and Servicing Agreement, and therefore the specific types of loan-level actions to which the special servicer under the CSAIL 2016-C7 PSA will be permitted to consent without approval of the applicable directing certificateholder under the CSAIL 2016-C7 PSA will correspondingly differ.

•	The liability of the parties to the CSAIL 2016-C7 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement.

•	While the special servicer under the Pooling and Servicing Agreement and the special servicer under CSAIL 2016-C7 PSA must each resign as special servicer with respect to a mortgage loan if it becomes affiliated with the related borrower under such mortgage loan, the particular types of affiliations that trigger such resignation obligation, as well as the process for appointing a successor special servicer, differ as between the Pooling and Servicing Agreement and the CSAIL 2016-C7 PSA.

•	Collections on the Coconut Point Mortgage Loan will be maintained under the CSAIL 2016-C7 PSA in a manner similar, but not necessarily identical, to collections on the Mortgage Loans serviced under the Pooling and Servicing Agreement, provided that rating requirements for accounts and permitted investments may vary under those two pooling and servicing agreements.

•	The CSAIL 2016-C7 PSA may differ from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)             Exhibits:

4.7            Pooling and Servicing Agreement, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date:  November 29, 2016

EXHIBIT INDEX

Exhibit Number	Description
4.7	Pooling and Servicing Agreement, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.